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                                 EXHIBIT 10.1.1




                      NON-QUALIFIED STOCK OPTION AGREEMENT

                                 PURSUANT TO THE

                            ARROW INTERNATIONAL, INC.
                       2006 DIRECTORS STOCK INCENTIVE PLAN


Name of Director:                       _______________________________________

Date of Grant:                          ___________________________

Number of Shares Covered by Option:     ___________________________

Exercise Price (per share):             $__________________________


This NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made between Arrow International, Inc., a Pennsylvania corporation (the "Company"), and the above-named individual, a director of the Company or one of its subsidiaries (the "Director"), to record the granting of a non-qualified stock option pursuant to the Company's 2006 Directors Stock Incentive Plan (the "Plan"). Capitalized terms used in this Agreement without definition have the respective meanings ascribed to them in the Plan.

1. GRANT OF OPTION. In accordance with the terms of the Plan, the Company hereby grants to the Director, subject to the terms and conditions of the Plan and this Agreement, the option to purchase from the Company the specified number of shares of Common Stock at the specified exercise price, such option to be exercised as hereinafter provided. Said exercise price is equal to the fair market value of a share of the Common Stock on the date of grant of this option. The parties intend this option to be treated as a non-qualified stock option under the terms of the Code.

2. EXPIRATION DATE. This option shall expire ten years from the date of grant (the "Expiration Date").

3. EXERCISE OF OPTION. No shares may be purchased under this option until the first anniversary of the date of grant. On and after the first anniversary of the date of grant, this option shall become exercisable with respect to 100% of the shares of Common Stock subject hereto, provided the Director is serving as a director of the Company or any subsidiary of the Company or, if such directorship is terminated, subject to the terms and conditions stated under
Section 5 hereof.

This option may be exercised in whole or in part at any time with respect to those shares that have become exercisable, provided that this option may not be exercised after the Expiration Date.

In the event of a "change in control," as defined in Section 14 of the Plan, unless a resolution of the Board adopted prior to and specifically relating to the occurrence of such change in control provides otherwise, this option shall become exercisable in full immediately. Any outstanding option not exercised within 30 days of receipt of a notice of a change in control, however, shall expire.

Notwithstanding the foregoing or any other provisions of the Plan or this Agreement, this option is not exercisable by any person if the Director at the time of exercise or at any time following the date of grant has, in the sole discretion of the Board, worked for or on behalf of a competitor of the Company or any affiliated company or otherwise engaged in competition against the Company or any affiliated company.

Any exercise of this option shall be made in a writing duly executed and delivered to the Company specifying the number of shares as to which the option is being exercised in the form of the Form for Exercise of Option attached hereto. Schedule I of this Agreement shall be made available to the Company at the time of exercise for notation of any partial exercise.


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4.      PAYMENT OF EXERCISE PRICE. On the date of any exercise of this option, the exercise price of the shares as to which this option is being exercised shall be due and payable in full. Payment shall be made in cash or by check or by delivery of shares of the Common Stock of the Company registered in the name of the optionee, duly assigned to the Company with the assignment guaranteed by a bank, trust company or member firm of the New York Stock Exchange, or by a combination of the foregoing. Any such shares so delivered shall be deemed to have a value per share equal to the fair market value of the shares on such date. For this purpose, fair market value shall equal the closing price of the Common Stock on the Nasdaq National Market System on the date the option is exercised, or if there was no trading in such stock on the date of such exercise, the closing price on the last preceding day on which there was such trading.

5.      EXERCISE UPON DEATH OR TERMINATION OF DIRECTORSHIP.

        (1) If the Director ceases to be a director for any reason other than death or disability (as determined by the Board in its sole discretion), this option may be exercised at any time prior to the earlier of the Expiration Date or the expiration of three months after the date of termination, but only if, and to the extent that, the Director was entitled to exercise this option at the time of termination.

        (2) If the Director ceases to be a director by reason of death or disability (as determined by the Board in its sole discretion), this option may be exercised by the Director or the Director's legal representative, heir or devisee, as appropriate, at any time prior to the earlier of the expiration of the option or the expiration of one year following the date the Director terminated service on the Board due to death or disability but only if, and to the extent that, the Director was entitled to exercise this option at the time of termination. If after termination, but before the earlier of the expiration of the option or the expiration of the three-month period referred to in Section 5(1), the Director dies, this option shall continue to be exercisable only for the remainder of either of such periods (whichever is shorter) and the one-year period referred to in this Section 5(2) shall not be applicable.

        (3) Notwithstanding the foregoing provisions, an option may not be exercised after the Director's service on the Board terminates if the Board determines, in its sole discretion, that the Director's termination resulted from willful acts, or failures to act, by the Director detrimental to the Company or any of its subsidiaries.

6. OPTION NONTRANSFERABLE. This option is not transferable otherwise than by will or the laws of descent or distribution.

7. RIGHTS AS A SHAREHOLDER. The Director shall have no rights as a shareholder with respect to any of the shares covered by this option until the date of issuance to the Director of a stock certificate for such shares.


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8.      GENERAL RESTRICTIONS. The Company shall not be required to deliver any certificate upon the exercise of this option until it has been furnished with such opinion, representation or other document as it may reasonably deem necessary, in its discretion, to ensure compliance with any law or regulation of the Securities and Exchange Commission or any other governmental authority having jurisdiction over the Company, the Director, or the shares to be optioned under the Plan or any interests granted thereunder. This option is also subject to the requirement that if at any time the Board shall determine, in its discretion, that the listing, registration or qualification of the shares (or the interests evidenced hereby) subject to this option upon the Nasdaq National Market System or any securities exchange or automated quotation system, or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of this option or the issue or purchase of shares hereunder (or the interests evidenced hereby), this option shall not be exercised in whole or in part and the interests evidenced hereby shall have no validity unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board in the exercise of its reasonable judgment.

9. ADJUSTMENT OF SHARES. In the event of any change in the Common Stock by reason of any stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, combination, exchange of shares, or rights offering to purchase shares of Common Stock at a price substantially below fair market value, or of any similar change affecting the Common Stock, the number and kind of shares subject to this option and the purchase price per share shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, the Director hereunder. Any such adjustment shall be final and binding on the Director.

10. NO RIGHTS TO BOARD SERVICE. Neither the Plan nor this option shall confer upon the Director any right with respect to continuance, nomination or re-election as a director of the Company or any subsidiary nor shall they interfere in any way with the right of the Company or any subsidiary on whose board of directors the Director sits to terminate the Director's service as a director at any time, with or without cause.

11. COORDINATION WITH PLAN. The Director hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including any which may conflict with those contained in this Agreement. Capitalized terms used in this Agreement shall have the meaning given to such terms under the Plan.

12. NOTICES. All notices to the Company shall be in writing and sent to the Company's Chairman and Chief Executive Officer at the Company's offices, 2400 Bernville Road, Reading, Pennsylvania 19605. Notices to the Director shall be addressed to the Director at the Director's address as it appears in the Company's records.


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IN WITNESS WHEREOF, the Company and the Director have caused this Non-Qualified
Stock Option Agreement to be executed on the date set forth opposite their respective signatures, it being further understood that the date of grant may differ from the date of signature.


                                   ARROW INTERNATIONAL, INC.



Dated:  ___________________        By:
                                      ------------------------------------------
                                   Name:  Carl G. Anderson, Jr.
                                   Title: Chairman and Chief Executive Officer





                                   DIRECTOR



Dated:  ___________________
                                   ---------------------------------------------
                                   Name:




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                           FORM FOR EXERCISE OF OPTION
                           ---------------------------

                              NON-QUALIFIED OPTIONS

          (To be executed by the holder desiring to exercise the right to purchase shares under the attached option)


The undersigned hereby irrevocably elects to exercise the right of purchase for __________ shares of Common Stock, no par value per share, of Arrow International, Inc. (the "Company"), pursuant to the Non-Qualified Stock Option Agreement between the undersigned and the Company dated __________________, 20__ (the "Agreement"). The undersigned is delivering with this election, payment of the purchase price in full and requests that certificates for the shares be issued in the name of:

                ________________________________________
                Name (Please print in block letters)

                ________________________________________
                Street

                ________________________________________
                City            StateZip Code

                ________________________________________
                (Please insert social security or other
                identifying number)


The undersigned agrees that, if this is a partial exercise of the option, it shall be noted on Schedule I of the Agreement, which is being delivered with this election.


Dated:__________________________________________________
                         Signature




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                                   SCHEDULE I
                                   ----------


 DATE OF          NUMBER OF          BALANCE OF         AUTHORIZED    NOTATION
 EXERCISE     SHARES PURCHASED      OPTION SHARES        SIGNATURE      DATE










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